SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 21, 2008
(Date of earliest event report)
WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation or		Number)
organization)
Federal Way, Washington 98063-9777
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(253) 924-2345
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C., 20549
ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
On August 21, 2008, the Company’s Board of Directors amended the Company’s Bylaws effective immediately as follows:
1. Article II, Section 1(b) is deleted and replaced by the following text:
     “(b) To be properly brought before the meeting, business must be of a nature that is appropriate for consideration at an annual meeting and must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a shareholder entitled to vote on the relevant item of business.
     “(c) In addition to any other applicable requirements, for business (other than nominations for the election of directors, which are governed by Sections 2 and 3 of Article III), to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, each such notice must be given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the corporation, not less than 90 days nor more than 120 days prior to the meeting; provided, however, that in the event that less than 100 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. Each such notice to the Secretary shall set forth as to each business the shareholder proposes to bring before the annual meeting (1) a brief description of such business and the reasons for conducting such business at the annual meeting and, in the event that such business includes a proposal to amend the bylaws of the corporation, the language of the proposed amendment, (2) the name and address of record of the shareholder proposing such business and the name and address of the beneficial owner of shares, if any, on whose behalf the business is being proposed (the “Beneficial Owner”), (3) a representation that the shareholder is a holder of record of shares of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business, (4) the name of each person with whom such shareholder or Beneficial Owner has any agreement, arrangement or understanding (whether written or oral) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy given to such person in response to a public proxy or consent solicitation made generally by such person to all holders of shares of the corporation) or disposing of any shares of the corporation or to cooperate in obtaining, changing or influencing the control of the corporation (except independent financial, legal and other advisors acting in the ordinary course of their respective businesses), and a description of each such agreement, arrangement or understanding, and the name of each other person with whom such shareholder or Beneficial Owner is acting in concert with respect to the corporation, (5) a description of the material interest of the shareholder, any Beneficial Owner, each affiliate (as defined under Regulation 13D under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”)) of such shareholder or Beneficial Owner, each person described under clause (4) above and each person (if any) nominated by such shareholder in compliance with Sections 2 and 3 of Article III for election as director to the Board of Directors (each person described in this clause (5), a “Covered Person”) in each item of business described pursuant to clause (1) above, (6) a list of the class or series and number of shares of the corporation that are owned of record or beneficially by each Covered Person and documentary evidence of such record or beneficial ownership, (7) a list of all derivative securities (as defined under Rule 16a-1 under the Exchange Act) and other derivatives or similar arrangements to which any Covered Person is a counterparty and relating to any shares of the corporation, a description of all economic terms of each such derivative securities and other derivatives or similar arrangements and copies of all agreements and other documents relating to each such derivative securities and other derivatives or similar arrangements, (8) a list of all transactions by any Covered Person involving any shares of the corporation or any derivative securities (as defined under Rule 16a-1 under the Exchange Act) or other derivatives or similar arrangements related to any shares of the corporation within 60 days of the date of the notice, (9) all other information that, as of the date of the notice, would be required to be filed on Schedule 13D (including the exhibits thereto) under the Exchange Act, by any Covered Person, regardless of whether such Covered Person has publicly filed or is required to file a Schedule 13D containing such information, and (10) if the shareholder or Beneficial Owner intends to solicit proxies in support of any of such shareholder’s proposals, a representation to that effect.”
2. Article II, Section 1(c) is deleted and replaced with the following text, renumbered as Section 1(d):
“(d) Notwithstanding anything in these bylaws to the contrary, no business shall be transacted at the annual meeting except in accordance with the procedures set forth in this Section, and the presiding officer of any annual meeting of shareholders may refuse to permit any business to be brought before an annual meeting without compliance with the foregoing procedures or if the shareholder or Beneficial Owner solicits proxies in support of such shareholder’s proposal without such shareholder having made the representation required by clause (10) of Section 1(c) of this Article II.”
3. The first clause of the second sentence of Article III, Section 2, is deleted and replaced with the following text:
“However, nominations for the election of directors made by any shareholder entitled to vote generally in the election of directors shall be valid and effective only if written notice of such shareholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the corporation not less than 90 days nor more than 120 days prior to the meeting;”
4. Article III, Section 2(a) is deleted and replaced with the following text:
“(a) all of the information that is required to be included in a notice from a shareholder for bringing other businesses before the meeting under Section 1(c) of Article II; and
“(b) any information relating to such shareholder and any Beneficial Owner that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act; and”
5. Article III, Section 2(b) is renumbered as Section 2(c).
6. Article III, renumbered Section 2(c)(ii) is deleted and replaced with the following text.
“(ii) a description of all agreements, arrangements or understandings (whether written or oral) between or among any of the shareholder any Beneficial Owner, each nominee and any other person or persons (naming such person or persons) related to the nomination each nominee that are to be made by the shareholder,”
6. Article III, renumbered Section 2(c)(iv) is deleted and replaced with the following text:
“(iv) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings (whether written or oral) during the past three years, and any other material relationships, between or among such and Beneficial Owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his respective affiliates and associates, or others acting in concert therewith, on the other hand, including without limitation all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the shareholder making the nomination and any Beneficial Owner or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant;”
7. Article III, Section 2(c) renumbered as Section 2(d) and the reference in the first sentence to “paragraph 3” is amended to refer to “Section 3.”
8. The second sentence of Article III, renumbered Section 2(d) is deleted and replaced with the following text:
“If, after the shareholder has delivered the notice of nominations under this Section, any information required to be contained in such notice as described above changes prior to the date of the relevant meeting, such notice shall be deemed to be not in compliance with this Section and not effective unless such shareholder, within one calendar day of the date of the event causing such change in information, delivers to the Secretary of the corporation an updated notice containing such change. No person nominated by a shareholder of the corporation shall be eligible for election as a director of the corporation unless nominated by such shareholder in accordance with the provisions set forth in Sections 2 and 3 of this Article III. The presiding officer of the meeting may determine that a nomination was not made in accordance with such provisions, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.”
9. The reference in the first sentence of Article III, Section 3, to “paragraph 2” is amended to refer to “Section 2.”
The amended and restated Bylaws are included as an exhibit.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
3.2	The Company’s Amended and Restated Bylaws
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Jeanne Hillman

Its:	Vice President and
Chief Accounting Officer
Date:  August 26, 2008